Rule 497(e)
File Nos. 33-73832 and 811-8268

Supplement dated February 12, 2008 to Prospectus dated April 30, 2007, as supplemented October 12, 2007, June 20, 2007, and May 21, 2007

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY INNOVATORS FUND AND FIRSTHAND GLOBAL TECHNOLOGY FUND

The Board of Trustees of Firsthand Funds, at a meeting held on February 11, 2008, approved the reorganizations of Firsthand Technology Innovators Fund (“TIF”) and Firsthand Global Technology Fund (“GTF”) into Firsthand Technology Value Fund (“TVF”).  Effective immediately, TIF and GTF are closed and will not accept any new investment.  A Notice of a Special Meeting of Shareholders and a combined proxy statement and prospectus seeking shareholder approval for these reorganizations will be sent to shareholders in the near future.  If the reorganization is approved by shareholders of TIF, shareholders of TIF, upon the closing of the reorganization, will receive shares of TVF having the same aggregate net asset value as the shares they hold of TIF on the date of the reorganization.  Likewise, if the reorganization is approved by shareholders of GTF, shareholders of GTF, upon the closing of the reorganization, will receive shares of TVF having the same aggregate net asset value as the shares they hold of GTF on the date of the reorganization.